EXHIBIT 10.64

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

PARAGRAPH (5) OF ARTICLE 9 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Syndicate #	Pseudonym	Initial	Date
2001	AML

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ACE TEMPEST REINSURANCE LIMITED

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

PARAGRAPH (5) OF ARTICLE 9 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – ACETR

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

ACE TEMPEST REINSURANCE LIMITED

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – ACETR

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ARCH REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

PARAGRAPH (5) OF ARTICLE 9 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – ARCHL

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

ARCH REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – ARCHL

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

DAVINCI REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

PARAGRAPH (5) OF ARTICLE 9 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – DAVI

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

DAVINCI REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – DAVI

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

RENAISSANCE REINSURANCE, LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

PARAGRAPH (5) OF ARTICLE 9 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – REN

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

RENAISSANCE REINSURANCE, LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – REN

DOC: May 20, 2015

SCHEDULE B

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

Contract Year 2	Excess Layer 3			Excess Layer 4
Reinsurer’s Per Occurrence Limit in Original Contract		$228,000,000			$94,000,000
RPP Factor		1.1000			1.1000
RPP Annual Deposit Premium	$	****		$	****
RPP Annual Minimum Premium	$	****		$	****
RPP Deposit Payment Schedule:
June 1, 2015	$	****		$	****
September 1, 2015	$	****		$	****
January 1, 2016	$	****		$	****
April 1, 2016	$	****	*	$	****	*

*	plus applicable adjustment per Rate and Premium Article

The figures listed above are at 100% for each excess layer and shall apply to each Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

ARP-HCI-02-RPP-201-14	Endorsement No. 1 – REN

DOC: May 20, 2015